SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                January 31, 2003


                              SFSB Holding Company
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             (Exact name of Registrant as specified in its Charter)




        Pennsylvania                   0-23765               23-2934332
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(State or other jurisdiction        (SEC File No.)  (IRS Employer Identification
      of incorporation)                                       Number)


900 Saxonburg Boulevard, Pittsburgh, Pennsylvania               15223
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         (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:         (412) 487-4200
                                                            --------------


                                 Not Applicable
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          (Former name or former address, if changed since last Report)


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                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 5.  Other Events
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         On January 31, 2003, the  stockholders of SFSB Holding Company approved the Agreement and Plan of Reorganization with Laurel Capital Group, Inc. and Laurel Savings Bank. For further information please refer to the Press Release attached as Exhibit 99 to this Report.

Item 7.  Exhibits
-------  --------

(c)      Exhibits

         Exhibit 99 -- Press Release, dated January 31, 2003.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  SFSB HOLDING COMPANY




Date:    February 3, 2003         By:      /s/Barbara J. Mallen
                                          --------------------------------------
                                           Barbara J. Mallen
                                           President and Chief Executive Officer